EXHIBIT 99.1

                      Chase Funding Loan Acquisition Trust
            Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                           $328,515,000 (Approximate)
                               Subject to Revision

                   November 8, 2004 - Computational Materials

Copyright 2004 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. JPMorgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. JPMorgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding the preceding sentence or anything else to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                             PRELIMINARY TERM SHEET
                                November 8, 2004

                      Chase Funding Loan Acquisition Trust
            Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1
                    Residential Mortgage Loan Securitization

                           $328,515,000 (Approximate)
                               Subject to Revision

- ------------ --------------------- ---------------------- ------------------------- ---------- ----------------- -----------------
                                           Ratings                                              Interest Accrual     WAL (yrs.)
   Class        Amount ($) (1)         (S&P / Moody's)        Pass-through Rate      Bond Type       Basis          to Call,(1)
- ------------ --------------------- ---------------------- ------------------------- ---------- ----------------- -----------------
                                                                                              Offered Certificates
A-1                  $164,800,000         AAA/ Aaa            LIBOR + [ ]%(2,3)       Sr Fltr      Actual/360          1.00
A-2                  $112,662,000         AAA/ Aaa            LIBOR + [ ]%(2,3)       Sr Fltr      Actual/360          3.77
M-1                   $20,660,000          AA/ Aa2            LIBOR + [ ]%(2,3)      Mez Fltr      Actual/360          4.67
M-2                   $16,904,000           A/ A2             LIBOR + [ ]%(2,3)      Mez Fltr      Actual/360          4.49
M-3                    $4,781,000          A-/ A3             LIBOR + [ ]%(2,3)      Mez Fltr      Actual/360          4.42
B-1                    $3,586,000        BBB+/ Baa1           LIBOR + [ ]%(2,3)      Sub Fltr      Actual/360          4.41
B-2                    $2,561,000         BBB/ Baa2           LIBOR + [ ]%(2,3)      Sub Fltr      Actual/360          4.39
B-3                    $2,561,000        BBB-/ Baa3           LIBOR + [ ]%(2,3)      Sub Fltr      Actual/360          4.37
- ------------ --------------------- ---------------------- ------------------------- ---------- ----------------- -----------------
- ------------ ---------------------------- ------------------- ----------------------
              Principal Window (mos.) to     Exp. Maturity       Final Scheduled
   Class         Call / # of mos. (1)          to Call(1)          Maturity(1)
- ------------ ---------------------------- ------------------- ----------------------

A-1                  1 - 22 / 22            September 2006       September 2025
A-2                 22 - 77 / 56              April 2011            June 2034
M-1                 43 - 77 / 35              April 2011            June 2034
M-2                 40 - 77 / 38              April 2011            June 2034
M-3                 39 - 77 / 39              April 2011            June 2034
B-1                 39 - 77 / 39              April 2011            June 2034
B-2                 38 - 77 / 40              April 2011            June 2034
B-3                 38 - 77 / 40              April 2011            June 2034
- ------------ ---------------------------- ------------------- ----------------------

- ------------ --------------------- ---------------------- ------------------------- ---------- ----------------- -----------------
                                           Ratings                                              Interest Accrual     WAL (yrs.)
   Class        Amount ($) (1)         (S&P / Moody's)        Pass-through Rate      Bond Type       Basis          to Call,(1)
- ------------ --------------------- ---------------------- ------------------------- ---------- ----------------- -----------------
                                                                                               Non-Offered Certificates
B-4                    $3,415,000         BB+/ Ba1            LIBOR + [ ]%(2,3)      Sub Fltr      Actual/360          N/A
- ------------ --------------------- ---------------------- ------------------------- ---------- ----------------- -----------------
- ------------ ---------------------------- ------------------- ----------------------
              Principal Window (mos.) to     Exp. Maturity       Final Scheduled
   Class         Call / # of mos. (1)          to Call(1)          Maturity(1)
- ------------ ---------------------------- ------------------- ----------------------

B-4                     N/A                     N/A                   N/A
- ------------ --------------------------- ------------------- ----------------------

Notes:
(1) The Certificates will be priced at the following prepayment speed assumptions: Fixed-Rate Mortgage Loans: 20% HEP.
      Adjustable-Rate Mortgage Loans: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).
(2)   Subject to the Available Funds Cap and the Maximum Rate Cap.
(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A Certificates will increase to [2]x their respective margins and the margin on each of the Class M and Class B Certificates will increase to [1.5]x their respective margins.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

Title of
Certificates:     Chase  Funding  Loan  Acquisition   Trust,   Mortgage  Loan
                  Asset-Backed Certificates, Series 2004-OPT1, consisting of the following classes:

                  Class A-1 and Class A-2 Certificates (the "Class A Certificates" or the "Senior Certificates").

                  Class M-1, Class M-2, Class M-3 (the "Class M Certificates"), Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates").

                  The Senior Certificates, Subordinate Certificates and Class C Certificates are collectively referred to as the "Certificates".

                  The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates are together referred to as the "Offered Certificates".

                  The Offered Certificates will be publicly offered on the terms contained herein pursuant to the prospectus and the prospectus supplement.

                  The Class B-4 and the Class C Certificates are not being publicly offered.


Underwriters:     J.P. Morgan Securities Inc.


Depositor:        Chase Funding, Inc.


Seller:           Chase Manhattan Mortgage Corporation.


Servicer:         Chase Manhattan Mortgage Corporation.


Trustee:          Wachovia Bank, N.A.


Cut-Off Date:     November 1, 2004.


Pricing Date:     On or about November 10, 2004.


Closing Date:     On or about November 23, 2004.


Distribution
Dates: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December 2004.

ERISA
Considerations:   The Offered Certificates will be ERISA eligible as of the
                  Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

Legal Investment: The Offered Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


Tax Status:       For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

Optional
Termination:      The holder of the Class C Certificates has the option to
                  exercise a call when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage
                  Loans (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO Property (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans. If the holder of the Class C Certificates shall not exercise its rights to Optional Termination, the Servicer shall be entitled to exercise the rights to Optional Termination.


Mortgage Loans:   The mortgage pool will consist of fixed-rate and
                  adjustable-rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $341,491,118.

                  All of the mortgage loans were originated by a third party, pursuant to the third party originator's underwriting guidelines, and subsequently purchased by the Seller on an individual loan basis or included in a bulk acquisition.

Prepayment
Assumptions:      The fixed-rate Mortgage Loans will be priced at 20% HEP (2% -
                  20% CPR Ramp over 10 months).

                  The adjustable-rate Mortgage Loans will be priced at 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).


Administrative
Fees: The sum of (a) the servicing fee rate (0.50% per annum) and the trustee fee rate (0.008% per annum).


Compensating
Interest:         The amount of servicing fee otherwise payable to the
                  Servicer for any month on any Distribution Date will be reduced in an amount up to the amount of any shortfall in interest payments resulting from (i) prepayments received in full during the period from the 16th calendar day through the last calendar day of the previous month and (ii) partial prepayments received during the previous calendar month, less any interest payments due with respect to prepayments in full received during the period from the 1st through the 15th of the month of such Distribution Date; provided that any such reduction of the servicing fee otherwise payable with respect to that Distribution Date will be limited to the product of
                  (1) one-twelfth of 0.35% and (2) the aggregate stated principal balance of the Mortgage Loans with respect to the related Distribution Date.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------



Credit
Enhancement:      1) Excess interest
                  2) Over-Collateralization
                  3) Subordination


Excess Interest:  Excess interest cashflows will be available as credit enhancement.

Over-
Collateralization: The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [2.80]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount set forth below, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                  ------------ ---------------------------- ------- ------------------------------
                  Initial:     2.80% of original balance    Target: 2.80% of original balance
                  Stepdown:    5.60% of current balance     Floor:  0.50% of original balance
                  ------------ ---------------------------- ------- ------------------------------


Subordination(1):

                  --------------------------- -------------------------- -------------------------
                                                     (S&P/Moody's)             Subordination
                  --------------------------- -------------------------- -------------------------
                  Class A                             (AAA/Aaa)                   18.75%
                  Class M-1                           (AA/Aa2)                    12.70%
                  Class M-2                            (A/A2)                     7.75%
                  Class M-3                            (A-/A3)                    6.35%
                  Class B-1                          (BBB+/Baa1)                  5.30%
                  Class B-2                          (BBB/Baa2)                   4.55%
                  Class B-3                          (BBB-/Baa3)                  3.80%
                  --------------------------- -------------------------- -------------------------

                  (1) The subordination percentages include the initial over-collateralization levels of 2.80% and the Class B-4 (class size 1.00%) Certificates.

                  --------------------------- -------------------------- -------------------------
                                                    (S&P/Moody's)               Class Size
                  --------------------------- -------------------------- -------------------------
                  Class A                             (AAA/Aaa)                   81.25%
                  Class M-1                           (AA/Aa2)                    6.05%
                  Class M-2                            (A/A2)                     4.95%
                  Class M-3                            (A-/A3)                    1.40%
                  Class B-1                          (BBB+/Baa1)                  1.05%
                  Class B-2                          (BBB/Baa2)                   0.75%
                  Class B-3                          (BBB-/Baa3)                  0.75%
                  --------------------------- -------------------------- -------------------------

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]


                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

Available
Funds Cap:        The pass-through rate of each class of the Senior
                  and Subordinate Certificates will be subject to the "Available
                  Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage
                  Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Payments under the Yield
                  Maintenance Agreement will be available to cover any shortfalls resulting from the Available Funds Cap (other than such shortfalls arising from the failure to allocate losses to the Class A Certificates).


Maximum Rate Cap: The pass-through rate of each class of the Certificates will be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net mortgage rates with respect to the fixed mortgage loans and the net maximum lifetime mortgage rates on the adjustable-rate Mortgage Loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

Shortfall
Reimbursement:    If on any Distribution Date the pass-through rate on the
                  Certificates is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Certificates had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next
                  Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Yield Maintenance
                  Agreement and will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.


Interest Accrual: For all Certificates, interest will initially accrue from the
                  Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.


Payment Delay:    0 days.

Interest
Payment Basis:    Actual/360.

Pass-through
Rate Step Up:     If the 10% clean-up call for the Certificates is not exercised on the first distribution date on which it is exercisable, the margin on each of the Class A Certificates will increase to [2]x their respective margins and the margin on each of the Subordinate Certificates will increase to [1.5]x their respective margins.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

      Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                        Overview of Offered Certificates

- ---------------------------------------------  --------------------------  --------------------------  --------------------------
                                               Class                       Class                       Class
                                               A-1                         A-2                         M-1
- ---------------------------------------------  --------------------------  --------------------------  --------------------------

Amount ($)                                     $164,800,000                $112,662,000                $20,660,000

Expected Ratings
    S&P                                        AAA                         AAA                         AA
    Moody's                                    Aaa                         Aaa                         Aa2

Pass-through Rate                              1M Libor+ [   ](1,2)        1M Libor+ [   ](1,2)        1M Libor+ [   ](1,2)

Weighted Average Life to Call (yrs.) (3)       1.00                        3.77                        4.67

Weighted Average Life to Maturity (yrs.)(3)    1.00                        4.32                        5.19

Payment Window to Call (mos.) (3)              22                          56                          35

Payment Window to Maturity (mos.) (3)          22                          173                         112

Expected Maturity to Call(3)                   September 2006              April 2011                  April 2011

Expected Maturity to Maturity (3)              September 2006              January 2021                September 2017

Last Scheduled Distribution Date (4)           September 2025              June 2034                   June 2034
- ---------------------------------------------  --------------------------  --------------------------  --------------------------

- ---------------------------------------------  --------------------------  --------------------------  --------------------------
                                               Class                       Class                       Class
                                               M-2                         M-3                         B-1
- ---------------------------------------------  --------------------------  --------------------------  --------------------------

Amount ($)                                     $16,904,000                 $4,781,000                  $3,586,000

Expected Ratings
    S&P                                        A                           A-                          BBB+
    Moody's                                    A2                          A3                          Baa1

Pass-through Rate                              1M Libor+ [   ](1,2)        1M Libor+ [   ](1,2)        1M Libor+ [   ](1,2)

Weighted Average Life to Call (yrs.) (3)       4.49                        4.42                        4.41

Weighted Average Life to Maturity (yrs.)(3)    4.96                        4.82                        4.76

Payment Window to Call (mos.) (3)              38                          39                          39

Payment Window to Maturity (mos.) (3)          99                          81                          74

Expected Maturity to Call(3)                   April 2011                  April 2011                  April 2011

Expected Maturity to Maturity (3)              May 2016                    October 2014                March 2014

Last Scheduled Distribution Date (4)           June 2034                   June 2034                   June 2034
- ---------------------------------------------  --------------------------  --------------------------  --------------------------

- ---------------------------------------------  --------------------------  --------------------------
                                               Class                       Class
                                               B-2                         B-3
- ---------------------------------------------  --------------------------  --------------------------

Amount ($)                                     $2,561,000                  $2,561,000

Expected Ratings
    S&P                                        BBB                         BBB-
    Moody's                                    Baa2                        Baa3

Pass-through Rate                              1M Libor+ [   ](1,2)        1M Libor+ [   ](1,2)

Weighted Average Life to Call (yrs.) (3)       4.39                        4.37

Weighted Average Life to Maturity (yrs.)(3)    4.69                        4.62

Payment Window to Call (mos.) (3)              40                          40

Payment Window to Maturity (mos.) (3)          68                          62

Expected Maturity to Call(3)                   April 2011                  April 2011

Expected Maturity to Maturity (3)              August 2013                 February 2013

Last Scheduled Distribution Date (4)           June 2034                   June 2034
- ---------------------------------------------  --------------------------  --------------------------

(1)   Subject to the Available Funds Cap and the Maximum Rate Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A Certificates will increase to [2]x their respective margins and the margin on each of the Class M and Class B Certificates will increase to [1.5]x their respective margins.
(3) The Certificates will be priced at the following prepayment speed assumptions: Fixed-Rate Mortgage Loans: 20% HEP. Adjustable-Rate Mortgage
      Loans: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).
(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


Yield
Maintenance
Agreement:        On the Closing Date, the Trustee will enter into a  Yield
                  Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Certificates immediately preceding that Distribution Date and (ii) the strike rate (as set forth in the below table). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable ceiling rate. Payments under the Yield
                  Maintenance Agreement will be available only to cover any shortfalls resulting from the Available Funds Cap (other than such shortfalls arising from the failure to allocate losses to the Certificates or the Maximum Rate Cap). The Yield
                  Maintenance Agreement will terminate after the Distribution
                  Date in May 2007.

                      Yield Maintenance Agreement Schedule
                      ------------------------------------

- ---------------------------------------------------------------------
Distribution                       Notional       Strike      Ceiling
Date                            Balance ($)     Rate (%)     Rate (%)
- ---------------------------------------------------------------------
25-Dec-04                       331,930,000          N/A          N/A
25-Jan-05                       326,541,101         5.78         8.58
25-Feb-05                       320,476,733         5.78         8.57
25-Mar-05                       313,755,468         6.44         8.57
25-Apr-05                       306,406,138         5.77         8.56
25-May-05                       298,600,600         5.97         8.55
25-Jun-05                       290,671,318         5.76         8.55
25-Jul-05                       282,948,039         5.96         8.54
25-Aug-05                       275,425,676         5.74         8.53
25-Sep-05                       268,098,924         5.74         8.52
25-Oct-05                       260,962,641         5.93         8.51
25-Nov-05                       254,011,822         5.72         8.50
25-Dec-05                       247,241,595         5.92         8.50
25-Jan-06                       240,647,312         5.71         8.49
25-Feb-06                       234,224,269         5.70         8.48
25-Mar-06                       227,967,955         6.35         8.47
25-Apr-06                       221,858,263         5.68         8.46
25-May-06                       212,257,847         5.96         8.44
25-Jun-06                       199,179,207         7.55         8.41
25-Jul-06                       187,051,851         7.76         8.39
25-Aug-06                       175,765,839         7.44         8.36
25-Sep-06                       167,456,535         7.39         8.34
25-Oct-06                       162,043,024         7.64         8.33
25-Nov-06                       156,807,825         7.38         8.31
25-Dec-06                       151,741,636         8.25         8.30
25-Jan-07                       146,848,468         7.94         8.29
25-Feb-07                       142,112,180         7.91         8.28
25-Mar-07                                 0         8.81         8.27
25-Apr-07                       133,089,453         7.87         8.26
25-May-07                       128,793,107         8.17         8.24
- ---------------------------------------------------------------------

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


Cash Flow
Priority:         The Cash Flow Priority is as follows:

                  1. Repayment of any unrecoverable, unreimbursed Servicer advances.
                  2.    Servicing Fees and Trustee Fees.
                  3. Available interest funds, as follows: monthly interest, including any interest carryforward to the Class A Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward sequentially to the Class M Certificates, then sequentially to the Class B Certificates.
                  4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal sequentially to the Class M Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal sequentially to the Class B Certificates as described under "PRINCIPAL PAYDOWN."
                  5. Excess interest to Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.
                  6.    Excess interest to pay subordinate principal shortfalls.
                  7. Excess interest to pay any Certificate Carryover resulting from the imposition of the Available Funds Cap.
                  8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates.


Principal
Paydown: If the Subordinate Class Principal Distribution Test is not met, all Certificates will be entitled to receive payments of principal in the following order of priority:
                  1. All scheduled and unscheduled principal plus excess spread related to the Mortgage Loans to the extent distributable as principal to restore O/C for the Certificates to the required level will be paid sequentially to the Class A Certificates until the principal balance of each such class of Certificates is reduced to zero.
                  2. If the aggregate principal balance of the Subordinated Certificates is reduced to zero, distribution of principal to the Class A Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                  If the Subordinate Class Principal Distribution Test is met, all Certificates will be entitled to receive payments of principal in the following order of priority:
                  1. Sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met).
                  2.    Sequentially to the Class M Certificates.
                  3.    Sequentially to the Class B Certificates.

                  If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level, as follows:

                  --------------------------------------------------------------
                                         (S&P/Moody's)        Subordination(1)
                  --------------------------------------------------------------
                  Class A                  (AAA/Aaa)              37.50%
                  Class M-1                (AA/Aa2)               25.40%
                  Class M-2                 (A/A2)                15.50%
                  Class M-3                 (A-/A3)               12.70%
                  Class B-1               (BBB+/Baa1)             10.60%
                  Class B-2               (BBB/Baa2)               9.10%
                  Class B-3               (BBB-/Baa3)              7.60%
                  --------------------------------------------------------------
                  (1) The subordination percentages include the initial over-collateralization levels of 2.80% and the Class B-4 (class size 1.00%) Certificates.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                  The Subordinate Class Principal Distribution Test (the "Subordinate Class Principal Distribution Test") is met if:
                  1. The Distribution Date is on or after the December 2007 Distribution Date; and
                  2. The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
                  3.    A Trigger Event does not exist.


Trigger Event:    A trigger event ("Trigger Event") with respect to a
                  Distribution Date on or after December 2007, exists if (i) the current Senior Enhancement Percentage (as defined below) is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs)
                  ([2.5]x) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date exceed the following levels
                  (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

                  -----------------------------------------------------------
                  Distribution Date         Realized Loss Percentage
                  Occurring In
                  -----------------------------------------------------------
                  December 2007 -           [2.55]% for the first month,
                  November 2008             plus an additional 1/12th of
                                            [1.00]% for each month thereafter
                  December 2008 -           [3.55]% for the first month,
                  November 2009             plus an additional 1/12th of
                                            [1.30]% for each month thereafter
                  December 2009 -           [4.85]% for the first month,
                  November 2010             plus an additional 1/12th of
                                            [0.60]% for each month thereafter
                  December 2010 -           [5.45]% for the first month,
                  November 2011             plus an additional 1/12th of
                                            [0.45]% for each month thereafter
                  December 2011 and         [5.90]%
                  thereafter
                  -----------------------------------------------------------

Subordinate Class
Principal
Distribution
Date: The later of (i) the December 2007 Distribution Date and (ii) the first Distribution Date on which the applicable senior enhancement percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans (the "Senior Enhance Percentage")) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                                ------------------------------------
                                    Senior Specified Enhancement
                                            Percentage:
                                ------------------------------------
                                       -------------------
                                              37.50%
                                                Or
                                        (15.95% + 2.80%)*2
                                ------------------------------------


Prospectus:       The Certificates will be offered pursuant to a Prospectus
                  which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                     Available Funds Cap Hypothetical Table
                     --------------------------------------

                     Available Funds Cap Hypothetical Table

- ------------------------------------------------------------------------------------------------------------------------------------
                        Available Funds   Effective Available                             Available Funds   Effective Available
Distribution Date             Cap (1,2)       Funds Cap (1,3)     Distribution Date             Cap (1,2)       Funds Cap (1,3)
- ------------------------------------------------------------------------------------------------------------------------------------
25-Dec-04                          6.01                  6.01             25-Feb-08                  6.60                  9.77
25-Jan-05                          6.21                  9.00             25-Mar-08                  7.05                 10.42
25-Feb-05                          6.21                  9.00             25-Apr-08                  6.60                  9.73
25-Mar-05                          6.87                  9.00             25-May-08                  6.82                 10.04
25-Apr-05                          6.21                  9.00             25-Jun-08                  6.60                  9.73
25-May-05                          6.41                  9.00             25-Jul-08                  6.82                 10.03
25-Jun-05                          6.21                  9.00             25-Aug-08                  6.60                  9.69
25-Jul-05                          6.42                  9.00             25-Sep-08                  6.60                  9.67
25-Aug-05                          6.21                  9.00             25-Oct-08                  6.81                  9.97
25-Sep-05                          6.21                  9.00             25-Nov-08                  6.59                  9.63
25-Oct-05                          6.42                  9.00             25-Dec-08                  6.81                  9.96
25-Nov-05                          6.21                  9.00             25-Jan-09                  6.59                  9.62
25-Dec-05                          6.42                  9.00             25-Feb-09                  6.59                  9.59
25-Jan-06                          6.21                  9.00             25-Mar-09                  7.30                 10.60
25-Feb-06                          6.21                  9.00             25-Apr-09                  6.59                  9.55
25-Mar-06                          6.88                  9.00             25-May-09                  6.81                  9.85
25-Apr-06                          6.22                  9.00             25-Jun-09                  6.59                  9.51
25-May-06                          6.46                  9.00             25-Jul-09                  6.81                  9.80
25-Jun-06                          6.59                  9.00             25-Aug-09                  6.59                  9.46
25-Jul-06                          6.81                  9.00             25-Sep-09                  6.59                  9.44
25-Aug-06                          6.59                  9.00             25-Oct-09                  6.81                  9.73
25-Sep-06                          6.59                  9.00             25-Nov-09                  6.59                  9.40
25-Oct-06                          6.81                  9.00             25-Dec-09                  6.81                  9.69
25-Nov-06                          6.59                  9.00             25-Jan-10                  6.59                  9.35
25-Dec-06                          6.81                  9.00             25-Feb-10                  6.59                  9.33
25-Jan-07                          6.59                  9.00             25-Mar-10                  7.29                 10.31
25-Feb-07                          6.59                  9.00             25-Apr-10                  6.59                  9.29
25-Mar-07                          7.29                  9.54             25-May-10                  6.81                  9.57
25-Apr-07                          6.59                  9.00             25-Jun-10                  6.59                  9.24
25-May-07                          6.81                  9.00             25-Jul-10                  6.80                  9.53
25-Jun-07                          6.60                  9.30             25-Aug-10                  6.58                  9.20
25-Jul-07                          6.82                  9.59             25-Sep-10                  6.58                  9.18
25-Aug-07                          6.60                  9.27             25-Oct-10                  6.80                  9.46
25-Sep-07                          6.60                  9.25             25-Nov-10                  6.58                  9.13
25-Oct-07                          6.82                  9.54             25-Dec-10                  6.80                  9.42
25-Nov-07                          6.60                  9.24             25-Jan-11                  6.58                  9.09
25-Dec-07                          6.82                 10.14             25-Feb-11                  6.58                  9.07
25-Jan-08                          6.60                  9.79             25-Mar-11                  7.29                 10.02
- ------------------------------------------------------------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 2.07%.
(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00% and further assumes payments are received from the Yield Maintenance Agreement.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                                         Excess Spread
                                         -------------

- -----------------------------------------------------------------------------------------------
                        Excess          Excess                          Excess          Excess
        Period    Spread (1,2)    Spread (1,3)          Period    Spread (1,2)    Spread (1,3)
- -----------------------------------------------------------------------------------------------
             1            3.83            3.83              44            3.22            3.22
- -----------------------------------------------------------------------------------------------
             2            3.73            3.73              45            3.02            3.02
- -----------------------------------------------------------------------------------------------
             3            3.61            3.61              46            2.99            2.98
- -----------------------------------------------------------------------------------------------
             4            3.83            3.83              47            3.12            3.11
- -----------------------------------------------------------------------------------------------
             5            3.48            3.48              48            2.93            2.91
- -----------------------------------------------------------------------------------------------
             6            3.37            3.37              49            3.17            3.15
- -----------------------------------------------------------------------------------------------
             7            3.18            3.18              50            2.97            2.94
- -----------------------------------------------------------------------------------------------
             8            3.26            3.26              51            2.92            2.90
- -----------------------------------------------------------------------------------------------
             9            3.05            3.05              52            3.39            3.37
- -----------------------------------------------------------------------------------------------
            10            2.98            2.98              53            2.85            2.83
- -----------------------------------------------------------------------------------------------
            11            3.03            3.03              54            2.99            2.97
- -----------------------------------------------------------------------------------------------
            12            2.82            2.82              55            2.87            2.85
- -----------------------------------------------------------------------------------------------
            13            2.89            2.89              56            3.00            2.99
- -----------------------------------------------------------------------------------------------
            14            2.73            2.73              57            2.80            2.79
- -----------------------------------------------------------------------------------------------
            15            2.67            2.67              58            2.76            2.77
- -----------------------------------------------------------------------------------------------
            16            2.98            2.98              59            2.90            2.92
- -----------------------------------------------------------------------------------------------
            17            2.55            2.55              60            2.70            2.73
- -----------------------------------------------------------------------------------------------
            18            2.67            2.67              61            2.90            2.95
- -----------------------------------------------------------------------------------------------
            19            3.54            3.54              62            2.68            2.74
- -----------------------------------------------------------------------------------------------
            20            3.56            3.56              63            2.64            2.71
- -----------------------------------------------------------------------------------------------
            21            3.34            3.34              64            3.14            3.22
- -----------------------------------------------------------------------------------------------
            22            3.27            3.27              65            2.57            2.67
- -----------------------------------------------------------------------------------------------
            23            3.36            3.36              66            2.72            2.83
- -----------------------------------------------------------------------------------------------
            24            3.19            3.19              67            2.57            2.70
- -----------------------------------------------------------------------------------------------
            25            3.47            3.47              68            2.72            2.86
- -----------------------------------------------------------------------------------------------
            26            3.29            3.29              69            2.51            2.67
- -----------------------------------------------------------------------------------------------
            27            3.24            3.24              70            2.49            2.67
- -----------------------------------------------------------------------------------------------
            28            3.64            3.64              71            2.65            2.86
- -----------------------------------------------------------------------------------------------
            29            3.16            3.16              72            2.44            2.69
- -----------------------------------------------------------------------------------------------
            30            3.28            3.28              73            2.65            2.93
- -----------------------------------------------------------------------------------------------
            31            3.32            3.32              74            2.44            2.76
- -----------------------------------------------------------------------------------------------
            32            3.43            3.43              75            2.42            2.77
- -----------------------------------------------------------------------------------------------
            33            3.24            3.24              76            2.95            3.30
- -----------------------------------------------------------------------------------------------
            34            3.19            3.19              77            2.37            2.79
- -----------------------------------------------------------------------------------------------
            35            3.30            3.30              78            2.10            2.30
- -----------------------------------------------------------------------------------------------
            36            3.12            3.12              79            1.91            2.16
- -----------------------------------------------------------------------------------------------
            37            3.37            3.37              80            2.09            2.36
- -----------------------------------------------------------------------------------------------
            38            3.03            3.17              81            1.86            2.18
- -----------------------------------------------------------------------------------------------
            39            3.04            3.13              82            1.83            2.19
- -----------------------------------------------------------------------------------------------
            40            3.35            3.40              83            2.03            2.40
- -----------------------------------------------------------------------------------------------
            41            3.00            3.05              84            1.82            2.23
- -----------------------------------------------------------------------------------------------
            42            3.14            3.17              85            2.05            2.48
- -----------------------------------------------------------------------------------------------
            43            3.08            3.10
- -----------------------------------------------------------------------------------------------

(1) Excess Spread means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the applicable accrual period based on the net mortgage rates in effect on the related due date minus the total interest accrued on the Certificates for the applicable accrual period divided by (y) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period.
(2) Assumes Forward LIBOR Curve (page 13), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption and Trigger Event is not in effect for any Distribution Date.
(3) Assumes Forward LIBOR Curve (page 13), no losses, 100% Servicer advance of delinquent principal and interest, Pricing Prepayment assumption and Trigger Event is in effect for every Distribution Date on or after the Stepdown Date.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                               Forward LIBOR Curve

- ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
         Period    1 Month LIBOR    6 Month LIBOR           Period    1 Month LIBOR    6 Month LIBOR
- ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
              1            2.070            2.345               44            4.446            4.556
              2            2.246            2.422               45            4.475            4.587
              3            2.368            2.501               46            4.506            4.620
              4            2.414            2.569               47            4.536            4.656
              5            2.489            2.653               48            4.566            4.687
              6            2.694            2.735               49            4.596            4.724
              7            2.778            2.781               50            4.628            4.753
              8            2.804            2.840               51            4.661            4.791
              9            2.903            2.909               52            4.689            4.818
             10            2.965            2.968               53            4.716            4.846
             11            3.029            3.033               54            4.746            4.871
             12            3.115            3.096               55            4.774            4.899
             13            3.168            3.156               56            4.801            4.923
             14            3.202            3.217               57            4.827            4.944
             15            3.259            3.284               58            4.853            4.970
             16            3.311            3.338               59            4.876            4.992
             17            3.370            3.400               60            4.900            5.015
             18            3.432            3.455               61            4.926            5.040
             19            3.495            3.506               62            4.959            5.062
             20            3.572            3.559               63            4.990            5.090
             21            3.638            3.610               64            5.015            5.109
             22            3.690            3.657               65            5.039            5.130
             23            3.733            3.706               66            5.063            5.150
             24            3.764            3.750               67            5.084            5.169
             25            3.789            3.797               68            5.102            5.187
             26            3.825            3.846               69            5.119            5.204
             27            3.864            3.891               70            5.133            5.222
             28            3.898            3.933               71            5.145            5.238
             29            3.932            3.978               72            5.154            5.256
             30            3.968            4.019               73            5.162            5.272
             31            4.002            4.058               74            5.177            5.289
             32            4.037            4.099               75            5.193            5.311
             33            4.072            4.138               76            5.204            5.324
             34            4.109            4.178               77            5.217            5.342
             35            4.145            4.223               78            5.233            5.359
             36            4.175            4.258               79            5.247            5.376
             37            4.210            4.298               80            5.263            5.393
             38            4.246            4.338               81            5.277            5.412
             39            4.283            4.378               82            5.291            5.428
             40            4.314            4.414               83            5.306            5.446
             41            4.347            4.451               84            5.321            5.465
             42            4.380            4.485               85            5.335            5.482
             43            4.414            4.519
- ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                                Breakeven Losses
                                ----------------

- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Severity                                          40%                            50%                             60%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Class M-1
Constant Default Rate (CDR) (1)                20.95 CDR                      15.74 CDR                       12.59 CDR
Avg. Life (yrs)                                  6.48                            7.15                            7.63
Total Collateral Group Loss                     16.24%                          16.57%                          16.80%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Class M-2
Constant Default Rate (CDR) (1)                13.14 CDR                      10.13 CDR                        8.24 CDR
Avg. Life (yrs)                                  8.12                            8.67                            9.07
Total Collateral Group Loss                     11.57%                          11.78%                          11.93%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Class M-3
Constant Default Rate (CDR) (1)                11.21 CDR                      , 8.7 CDR                        7.11 CDR
Avg. Life (yrs)                                  11.43                          12.14                           12.69
Total Collateral Group Loss                     10.22%                          10.40%                          10.52%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Class B-1
Constant Default Rate (CDR) (1)                 9.83 CDR                       7.67 CDR                        6.29 CDR
Avg. Life (yrs)                                  12.58                          13.25                           13.77
Total Collateral Group Loss                      9.20%                          9.36%                           9.47%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Class B-2
Constant Default Rate (CDR) (1)                 8.92 CDR                       6.99 CDR                        5.75 CDR
Avg. Life (yrs)                                  13.77                          14.42                           14.96
Total Collateral Group Loss                      8.49%                          8.64%                           8.75%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------
Class B-3
Constant Default Rate (CDR) (1)                 8.11 CDR                       6.39 CDR                        5.26 CDR
Avg. Life (yrs)                                  14.12                          14.80                           15.15
Total Collateral Group Loss                      7.85%                          8.00%                           8.09%
- ------------------------------------ ------------------------------ ------------------------------- -------------------------------

Assumptions:
(1)   Pricing Prepayment Assumption, default is in addition to voluntary prepay
(2)   Forward LIBOR Curve (page 13)
(3)   12 month recovery lag
(4)   100% Servicer advance of delinquent principal and interest
(5)   To maturity
(6) Trigger Event is in effect for every Distribution Date on or after the Stepdown Date

Footnotes:
(1) Constant Default Rate ("CDR") is an annualized rate based upon an assumed constant monthly default rate of a pool of Mortgage Loans.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                Prepayment Speed Sensitivity Table (To 10% Call)
                ------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                    0%              50%             75%             100%             125%            150%
- --------------------------------------------------------------------------------------------------------------------------------
Class A-1
WAL                               12.74            1.80             1.26            1.00             0.84            0.71
Principal Window              12/04 - 09/25    12/04 - 08/08   12/04 - 05/07    12/04 - 09/06   12/04 - 06/06    12/04 - 04/06
# months                           250              45               30              22               19              17
- --------------------------------------------------------------------------------------------------------------------------------
Class A-2
WAL                               25.39            8.16             5.46            3.77             2.46            1.79
Principal Window              09/25 - 01/33    08/08 - 09/17   05/07 - 08/13    09/06 - 04/11   06/06 - 10/09    04/06 - 06/07
# months                            89              110              76              56               41              15
- --------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                               25.63            8.40             5.70            4.67             4.75            3.20
Principal Window              01/26 - 01/33    11/08 - 09/17   01/08 - 08/13    06/08 - 04/11   01/09 - 10/09    06/07 - 09/08
# months                            85              107              68              35               10              16
- --------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                               25.63            8.40             5.68            4.49             4.13            3.84
Principal Window              01/26 - 01/33    11/08 - 09/17   01/08 - 08/13    03/08 - 04/11   06/08 - 10/09    09/08 - 09/08
# months                            85              107              68              38               17               1
- --------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                               25.63            8.40             5.67            4.42             3.91            3.84
Principal Window              01/26 - 01/33    11/08 - 09/17   12/07 - 08/13    02/08 - 04/11   04/08 - 10/09    09/08 - 09/08
# months                            85              107              69              39               19               1
- --------------------------------------------------------------------------------------------------------------------------------
Class B-1
WAL                               25.63            8.40             5.67            4.41             3.84            3.77
Principal Window              01/26 - 01/33    11/08 - 09/17   12/07 - 08/13    02/08 - 04/11   03/08 - 10/09    07/08 - 09/08
# months                            85              107              69              39               20               3
- --------------------------------------------------------------------------------------------------------------------------------
Class B-2
WAL                               25.63            8.40             5.67            4.39             3.79            3.66
Principal Window              01/26 - 01/33    11/08 - 09/17   12/07 - 08/13    01/08 - 04/11   03/08 - 10/09    06/08 - 09/08
# months                            85              107              69              40               20               4
- --------------------------------------------------------------------------------------------------------------------------------
Class B-3
WAL                               25.63            8.40             5.67            4.37             3.77            3.57
Principal Window              01/26 - 01/33    11/08 - 09/17   12/07 - 08/13    01/08 - 04/11   02/08 - 10/09    04/08 - 09/08
# months                            85              107              69              40               21               6
- --------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

                Prepayment Speed Sensitivity Table (To Maturity)
                ------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                    0%              50%             75%             100%             125%            150%
- --------------------------------------------------------------------------------------------------------------------------------
Class A-2
WAL                               25.51            9.04             6.16            4.32             2.87            1.79
Principal Window              09/25 - 04/34    08/08 - 11/30   05/07 - 07/25    09/06 - 01/21   06/06 - 10/17    04/06 - 06/07
# months                           104              268             219              173             137              15
- --------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                               25.76            9.27             6.37            5.19             5.33            4.70
Principal Window              01/26 - 03/34    11/08 - 08/27   01/08 - 09/21    06/08 - 09/17   01/09 - 01/15    06/07 - 06/15
# months                            99              226             165              112              73              97
- --------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                               25.76            9.19             6.28            4.96             4.51            5.14
Principal Window              01/26 - 02/34    11/08 - 12/25   01/08 - 02/20    03/08 - 05/16   06/08 - 12/13    01/09 - 02/12
# months                            98              206             146              99               67              38
- --------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                               25.75            9.08             6.18            4.82             4.23            4.21
Principal Window              01/26 - 12/33    11/08 - 08/23   12/07 - 02/18    02/08 - 10/14   04/08 - 08/12    09/08 - 01/11
# months                            96              178             123              81               53              29
- --------------------------------------------------------------------------------------------------------------------------------
Class B-1
WAL                               25.74            9.01             6.12            4.76             4.12            4.00
Principal Window              01/26 - 11/33    11/08 - 08/22   12/07 - 05/17    02/08 - 03/14   03/08 - 02/12    07/08 - 08/10
# months                            95              166             114              74               48              26
- --------------------------------------------------------------------------------------------------------------------------------
Class B-2
WAL                               25.73            8.93             6.06            4.69             4.03            3.85
Principal Window              01/26 - 10/33    11/08 - 09/21   12/07 - 08/16    01/08 - 08/13   03/08 - 08/11    06/08 - 03/10
# months                            94              155             105              68               42              22
- --------------------------------------------------------------------------------------------------------------------------------
Class B-3
WAL                               25.72            8.83             5.99            4.62             3.96            3.73
Principal Window              01/26 - 08/33    11/08 - 11/20   12/07 - 01/16    01/08 - 02/13   02/08 - 03/11    04/08 - 11/09
# months                            92              145              98              62               38              20
- --------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


                         Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1(1)
                         --------------------------------------------------------------------------


                                                      Summary Report
                                                      --------------
Aggregate Outstanding Principal Balance                  $344,333,585
Aggregate Original Principal Balance                     $346,415,899
Number of Mortgage Loans                                        2,080

                                                           Average(2)                               Minimum                Maximum
                                                           ----------                               -------                -------
Original Principal Balance                                   $166,546                               $50,000               $937,500
Outstanding Principal Balance                                $165,545                               $48,994               $931,743

                                                  Weighted Average(3)                               Minimum                Maximum
                                                  -------------------                               -------                -------
Original Term (mos)                                               355                                   180                    360
Stated Remaining Term (mos)                                       349                                   172                    355
Expected Remaining Term (mos)                                     349                                   169                    360
Loan Age (mos)                                                      6                                     5                      9
Current Interest Rate                                          6.921%                                4.650%                12.700%
Initial Interest Rate Cap                                      2.969%                                1.000%                 3.000%
Periodic Rate Cap                                              1.035%                                1.000%                 2.000%
Gross Margin                                                   5.011%                                2.300%                 9.900%
Maximum Mortgage Rate                                         12.895%                               10.650%                17.400%
Minimum Mortgage Rate                                          6.808%                                4.650%                11.400%
Months to Roll                                                     19                                     1                     31
Combined Original Loan-to-Value                                77.96%                                14.29%                100.00%
Credit Score (4)                                                  609                                   500                    804

                                                             Earliest                                Latest
                                                             --------                                ------
Origination Dates                                             12/2003                               05/2004
Maturity Dates                                                02/2019                               06/2034

Lien Position                                   Percent of Collateral      Loan Purpose                      Percent of Collateral
                                                ---------------------                                        ---------------------
1st Lien                                                         99.3 %    Purchase                                           24.9 %
2nd Lien                                                          0.7 %    Refinance - Rate/Term                               6.1 %
                                                                           Refinance - Cash-Out                               69.1 %

Occupancy                                       Percent of Collateral                                        Percent of Collateral
- ---------                                       ---------------------                                        ---------------------
Owner-occupied                                                   89.2 %    Property Type
Investment                                                       10.8 %    Single Family Detached                             78.9 %
                                                                           Two- to Four-family Dwelling                            %
                                                                           Unit                                               13.1
Documentation                                   Percent of Collateral      Condominium                                         4.4 %
                                                ---------------------
Stated Income                                                    38.1 %    Planned Unit Development                            2.6 %
Reduced Documentation                                             0.4 %    Manufactured Housing                                1.0 %
Full Documentation                                               60.9 %
None                                                              0.6 %    Collateral Type                   Percent of Collateral
                                                                                                             ---------------------
                                                                           Adjustable-rate                                    74.9 %
Year of Origination                             Percent of Collateral      Fixed-rate                                         25.1 %
                                                ---------------------
2004                                                             99.9 %
2003                                                              0.1 %

Notes:
(1) The mortgage pool as of the Closing Date will total $341,491,118 of Mortgage Loans. The information within this document is based on a statistical pool.
(2)   Sum of Principal Balance divided by total number of loans.
(3)   Weighted by Outstanding Principal Balance.
(4)   Minimum and Weighted Average only for loans with credit scores.

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                              Current Mortgage Rate
                              ---------------------

                                                               Number of             Aggregate Principal              Percent of
Current Mortgage Rates                                    Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
4.500% to 4.999%                                                      39                     $10,287,850                     3.0 %
5.000% to 5.499%                                                      63                     $13,432,135                     3.9
5.500% to 5.999%                                                     231                     $52,916,762                    15.4
6.000% to 6.499%                                                     293                     $58,448,519                    17.0
6.500% to 6.999%                                                     409                     $69,330,491                    20.1
7.000% to 7.499%                                                     257                     $40,182,272                    11.7
7.500% to 7.999%                                                     326                     $46,585,186                    13.5
8.000% to 8.499%                                                     151                     $19,361,461                     5.6
8.500% to 8.999%                                                     145                     $17,672,344                     5.1
9.000% to 9.499%                                                      69                      $7,334,047                     2.1
9.500% to 9.999%                                                      56                      $5,202,299                     1.5
10.000% to 10.499%                                                    13                      $1,310,311                     0.4
10.500% to 10.999%                                                    20                      $1,796,923                     0.5
11.000% to 11.499%                                                     1                         $49,917                     0.0
11.500% to 11.999%                                                     6                        $373,351                     0.1
12.500% to 12.999%                                                     1                         $49,717                     0.0
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              2,080                    $344,333,585                   100.0 %

Mortgage Rates Range is from 4.650% to 12.700%
Weighted Average is 6.921%

                       Remaining Months to Stated Maturity
                       -----------------------------------

                                                               Number of             Aggregate Principal              Percent of
Remaining Term (Months)                                   Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
169 to 180                                                            66                      $7,606,148                     2.2 %
229 to 240                                                            27                      $2,695,002                     0.8
349 to 360                                                         1,987                    $334,032,435                    97.0
- ---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,080                    $344,333,585                   100.0 %

Remaining Term Range is from (Months) 172 to 355
Weighted Average is (Months) 349

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                    Original Mortgage Loan Principal Balances
                    -----------------------------------------

Range of Original Mortgage                                     Number of             Aggregate Principal              Percent of
Loan Principal Balances                                   Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
$100,000 or Less                                                     642                     $47,499,927                    13.8 %
$100,001 to $150,000                                                 500                     $62,496,297                    18.1
$150,001 to $200,000                                                 349                     $60,174,971                    17.5
$200,001 to $250,000                                                 236                     $52,657,843                    15.3
$250,001 to $300,000                                                 146                     $39,980,688                    11.6
$300,001 to $350,000                                                  86                     $27,692,434                     8.0
$350,001 to $400,000                                                  53                     $19,873,569                     5.8
$400,001 to $450,000                                                  22                      $9,335,599                     2.7
$450,001 to $500,000                                                  22                     $10,297,673                     3.0
$500,001 to $550,000                                                   9                      $4,696,591                     1.4
$550,001 to $600,000                                                   6                      $3,399,224                     1.0
$600,001 to $650,000                                                   5                      $3,118,064                     0.9
$700,001 to $750,000                                                   3                      $2,178,962                     0.6
$900,001 to $950,000                                                   1                        $931,743                     0.3
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              2,080                    $344,333,585                   100.0 %

Original Mortgage Loan Principal Balance Range is from $50,000 to $937,500 Average is $166,546

                              Product Type Summary
                              --------------------

                                                               Number of             Aggregate Principal              Percent of
Product Type Summary                                      Mortgage Loans             Balance Outstanding        Fixed Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
15 year Fixed Rate Mortgage Loan                                      53                      $6,624,081                     1.9 %
20 year Fixed Rate Mortgage Loan                                      27                      $2,695,002                     0.8
30 year Fixed Rate Mortgage Loan                                     521                     $77,032,139                    22.4
2/13 LIBOR Loan                                                       11                        $752,837                     0.2
2/28 LIBOR Loan                                                    1,376                    $237,233,174                    68.9
2/28 LIBOR Loan - 5 yr Interest Only                                   7                      $2,526,667                     0.7
3/12 LIBOR Loan                                                        2                        $229,230                     0.1
3/27 LIBOR Loan                                                       80                     $16,413,197                     4.8
6 Month LIBOR Loan                                                     3                        $827,258                     0.2
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                   2,080                    $344,333,585                   100.0 %

                          Prepayment Penalties Summary
                          ----------------------------

                                                               Number of             Aggregate Principal              Percent of
Prepayment Penalty Summary                                Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
None                                                                 590                     $94,136,372                    27.3 %
12 months                                                            141                     $28,874,342                     8.4
24 months                                                            963                    $166,321,043                    48.3
30 months                                                              2                        $432,880                     0.1
36 months                                                            384                     $54,568,947                    15.8
- ---------------------------------------------------------------------------------------------------------------------------------
Total:                                                             2,080                    $344,333,585                   100.0 %


Weighted Average (loans with penalties only) is 25 months

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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                                       19

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                               State Distributions
                               -------------------

                                              Number of                           Aggregate Principal               Percent of
States                                   Mortgage Loans                           Balance Outstanding               Collateral
- -------------------------------------------------------------------------------------------------------------------------------
Alabama                                              17                                    $1,560,195                      0.5 %
Alaska                                                1                                      $197,042                      0.1
Arizona                                              44                                    $5,658,474                      1.6
Arkansas                                              3                                      $196,000                      0.1
California                                          330                                   $77,182,706                     22.4
Colorado                                             28                                    $4,476,169                      1.3
Connecticut                                          44                                    $8,017,779                      2.3
Delaware                                              5                                      $634,895                      0.2
Florida                                             184                                   $23,139,094                      6.7
Georgia                                              44                                    $4,948,486                      1.4
Idaho                                                11                                      $963,246                      0.3
Illinois                                             51                                    $6,579,410                      1.9
Indiana                                              33                                    $3,321,108                      1.0
Iowa                                                  5                                      $385,136                      0.1
Kansas                                                6                                      $889,137                      0.3
Kentucky                                             16                                    $1,733,329                      0.5
Louisiana                                            12                                    $1,932,686                      0.6
Maine                                                27                                    $3,324,258                      1.0
Maryland                                             29                                    $4,953,409                      1.4
Massachusetts                                       137                                   $31,854,310                      9.3
Michigan                                             65                                    $7,059,311                      2.1
Minnesota                                            20                                    $2,887,812                      0.8
Mississippi                                          10                                      $792,644                      0.2
Missouri                                             28                                    $2,972,386                      0.9
Montana                                               2                                      $247,829                      0.1
Nebraska                                              5                                      $459,467                      0.1
Nevada                                               46                                    $8,416,710                      2.4
New Hampshire                                        18                                    $2,949,392                      0.9
New Jersey                                          131                                   $25,002,659                      7.3
New York                                            211                                   $48,425,468                     14.1
North Carolina                                       54                                    $5,274,610                      1.5
Ohio                                                 49                                    $4,906,919                      1.4
Oklahoma                                              9                                      $869,858                      0.3
Oregon                                               11                                    $1,756,687                      0.5
Pennsylvania                                         68                                    $7,789,029                      2.3
Rhode Island                                         40                                    $7,373,940                      2.1
South Carolina                                       18                                    $2,262,874                      0.7
Tennessee                                            25                                    $2,687,426                      0.8
Texas                                               128                                   $12,701,903                      3.7
Utah                                                  4                                      $588,757                      0.2
Vermont                                               9                                    $1,084,103                      0.3
Virginia                                             51                                    $8,827,595                      2.6
Washington                                           27                                    $4,592,661                      1.3
Wisconsin                                            22                                    $2,329,769                      0.7
Wyoming                                               2                                      $126,909                      0.0
- -------------------------------------------------------------------------------------------------------------------------------
Total                                             2,080                                  $344,333,585                    100.0 %

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                     Combined Original Loan-to-Value Ratios
                     --------------------------------------

                                                               Number of             Aggregate Principal              Percent of
Range of Combined Original Loan-to-Value Ratios           Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
50.00% or Less                                                        85                     $11,674,862                     3.4 %
50.01% to 55.00%                                                      47                      $8,067,162                     2.3
55.01% to 60.00%                                                      66                     $10,623,542                     3.1
60.01% to 65.00%                                                     101                     $19,473,429                     5.7
65.01% to 70.00%                                                     159                     $26,121,792                     7.6
70.01% to 75.00%                                                     211                     $37,583,051                    10.9
75.01% to 80.00%                                                     764                    $118,462,959                    34.4
80.01% to 85.00%                                                     178                     $29,012,234                     8.4
85.01% to 90.00%                                                     331                     $59,554,301                    17.3
90.01% to 95.00%                                                     125                     $22,116,774                     6.4
95.01% to 100.00%                                                     13                      $1,643,476                     0.5
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              2,080                    $344,333,585                   100.0 %

Loan-to-Value Ratios Range is from 14.29% to 100.00%
Weighted Average is 77.96%


                            Mortgage Loan Age Summary
                            -------------------------

                                                               Number of             Aggregate Principal              Percent of
Mortgage Loan Age (Months)                                Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
5                                                                    955                    $135,648,446                    39.4 %
6                                                                    589                    $107,619,260                    31.3
7                                                                    436                     $82,719,273                    24.0
8                                                                     78                     $12,869,743                     3.7
9                                                                     22                      $5,476,863                     1.6
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              2,080                    $344,333,585                   100.0 %

Weighted Average Age (Months) is 6

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------

     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                              Credit Score Summary
                              --------------------

                                                               Number of             Aggregate Principal              Percent of
Credit Scores                                             Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
Not Scored                                                             7                        $672,016                     0.2 %
500 to 550                                                           469                     $73,331,010                    21.3
551 to 600                                                           509                     $82,233,629                    23.9
601 to 650                                                           656                    $102,749,270                    29.8
651 to 700                                                           275                     $53,852,527                    15.6
701 to 750                                                           123                     $23,799,483                     6.9
751 to 800                                                            39                      $7,005,323                     2.0
801 to 804                                                             2                        $690,328                     0.2
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              2,080                    $344,333,585                   100.0 %

Credit Score Range is from 500 to 804
Weighted Average (scored loans only) is 609

                              Credit Grade Summary
                              --------------------

                                                               Number of              Aggregate Principal              Percent of
Risk Category                                             Mortgage Loans              Balance Outstanding              Collateral
- ----------------------------------------------------------------------------------------------------------------------------------
A                                                                    280                      $45,510,823                    13.2 %
AA                                                                   795                     $139,758,191                    40.6
AA+                                                                  166                      $24,763,113                     7.2
B                                                                    235                      $35,775,244                    10.4
C                                                                     50                       $8,250,605                     2.4
CC                                                                    32                       $4,899,643                     1.4
NG                                                                   522                      $85,375,965                    24.8
- ----------------------------------------------------------------------------------------------------------------------------------
Total                                                              2,080                     $344,333,585                   100.0 %

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


     Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1

                              Maximum Mortgage Rate
                              ---------------------

                                                               Number of             Aggregate Principal              Percent of
Maximum Mortgage Rates                                    Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
10.500% to 10.999%                                                    36                      $9,417,133                     3.7 %
11.000% to 11.499%                                                    58                     $12,396,798                     4.8
11.500% to 11.999%                                                   165                     $37,393,952                    14.5
12.000% to 12.499%                                                   228                     $45,420,197                    17.6
12.500% to 12.999%                                                   287                     $50,084,173                    19.4
13.000% to 13.499%                                                   169                     $26,995,476                    10.5
13.500% to 13.999%                                                   213                     $32,194,743                    12.5
14.000% to 14.499%                                                   126                     $19,087,909                     7.4
14.500% to 14.999%                                                   108                     $14,516,305                     5.6
15.000% to 15.499%                                                    39                      $4,596,773                     1.8
15.500% to 15.999%                                                    35                      $3,921,491                     1.5
16.000% to 16.499%                                                     7                        $992,905                     0.4
16.500% to 16.999%                                                     7                        $914,590                     0.4
17.000% to 17.499%                                                     1                         $49,917                     0.0
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              1,479                    $257,982,363                   100.0 %

Maximum Mortgage Rate Range is from 10.650% to 17.400%
Weighted Average is 12.895%

                              Next Adjustment Date
                              --------------------

                                                               Number of             Aggregate Principal              Percent of
Next Adjustment Date                                      Mortgage Loans             Balance Outstanding              Collateral
- ---------------------------------------------------------------------------------------------------------------------------------
December 2004                                                          1                        $188,209                     0.1 %
- ---------------------------------------------------------------------------------------------------------------------------------
April 2005                                                             1                        $308,635                     0.1
May 2005                                                               1                        $330,415                     0.1
February 2006                                                         16                      $3,104,663                     1.2
March 2006                                                            54                      $9,128,812                     3.5
April 2006                                                           337                     $66,812,727                    25.9
May 2006                                                             426                     $80,242,028                    31.1
June 2006                                                            561                     $81,224,448                    31.5
February 2007                                                          1                        $181,466                     0.1
March 2007                                                             1                        $213,338                     0.1
April 2007                                                            17                      $4,066,036                     1.6
May 2007                                                              28                      $6,698,592                     2.6
June 2007                                                             35                      $5,482,995                     2.1
- ---------------------------------------------------------------------------------------------------------------------------------
Total                                                              1,479                    $257,982,363                   100.0 %

- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]

                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------


- ---------------------------------------------------------------------    -----------------------------------------------------------
                  North American ABS - Home Equity                                           Syndicate/Sales Desk
- ---------------------------------------------------------------------    -----------------------------------------------------------
Origination:             Chris Schiavone             834-5372            Syndicate:      Brian McDonald                834-4154
                         Marty Friedman              834-5727                            Andy Cherna                   834-4154
                         Tom Roh                     834-5936                            Randall Outlaw                834-4154
                         Paul White                  834-5440                            Stacey Mitchell               834-4154
                         Brian Mendell               834-5029                            David Stern                   834-4154
                         Kevin Lynn                  834-5412            -----------------------------------------------------------
                         Swapna Putcha               834-5435                                Asset-Backed Trading
                         Alissa Smith                834-5432            -----------------------------------------------------------
                                                                         Trading:        Peter Basso                   834-3720
Structuring:             Philip Li                   834-5033                            John Lennon                   834-3720
                         Raj Kothari                 834-5413                            Kyongsoo Noh                  834-3720
                                                                                         Maria Lopes                   834-3720







    ------------------------------------------------------------------------

                                  Please Direct
                              All Questions to the
                            Syndicate Desk (x4-4154)

                                 Brian McDonald
                                   Andy Cherna
                                 Randall Outlaw
                                 Stacey Mitchell
                                   David Stern

    ------------------------------------------------------------------------



- --------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[JPMORGAN Logo]


                                                     Computational Materials for
                                                          CFLAT Series 2004-OPT1
- --------------------------------------------------------------------------------